UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): May 3, 2006 (April 28, 2006)
TEXAS CAPITAL BANCSHARES, INC.
(Name of Registrant)

Delaware	000-30533	75-2679109
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
2100 McKinney Avenue, Suite 900, Dallas, Texas, U.S.A.
(Address of principal executive officers)
75201
(Zip Code)
214-932-6600
(Registrant’s telephone number,
including area code)
N/A
(Former address of principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement
ITEM 9.01 Financial Statement and Exhibits
SIGNATURE
EXHIBIT INDEX
Amended and Restated Declaration of Trust
Indenture
Guarantee Agreement

ITEM 1.01 Entry into a Material Definitive Agreement
     On April 28, 2006, Texas Capital Bancshares, Inc. (the “Company”) completed the private placement of $25,774,000 aggregate liquidation amount of Floating Rate Capital Securities (the “Capital Securities”) issued by its newly formed Delaware statutory trust, Texas Capital Statutory Trust IV (the “Trust”). The proceeds from the sale of the Capital Securities, together with the proceeds from the sale by the Trust of its Common Securities to the Company, were invested in Floating Rate Junior Subordinated Deferrable Interest Debentures of the Company due 2036 (the “Debentures”), which were issued pursuant to an Indenture dated April 28, 2006, between the Company and Wilmington Trust Company, a Delaware banking corporation (“Wilmington Trust”), as Trustee. Both the Capital Securities and the Debentures have the following characteristics: a term of 30 years, maturing on June 15, 2036; a floating rate of interest that resets quarterly to 1.60% above the 3-month LIBOR rate; interest payments will be made quarterly on December 15, March 15, June 15 and September 15. The interest paid by the Company on the Debentures will be the source of funds for the Trust to make the interest payments on the Capital Securities. Payments of distributions and other amounts due on the Capital Securities are guaranteed by the Company, to the extent that the Trust has funds available for the payments of such distributions but fails to make such payments, pursuant to a Guarantee Agreement, dated April 28, 2006, between the Company and Wilmington Trust, as Guarantee Trustee. The Debentures and Capital Securities may be redeemed at the option of the Company on fixed quarterly dates beginning on June 15, 2011.
ITEM 9.01 Financial Statement and Exhibits.
(c) Exhibits

10.1	Amended and Restated Declaration of Trust for Texas Capital Statutory Trust IV by and among Wilmington Trust Company, as Institutional Trustee and Delaware Trustee, Texas Capital Bancshares, Inc. as Sponsor, and the Administrators named therein, dated as of April 28, 2006

10.2	Indenture between Texas Capital Bancshares, Inc., as Issuer, and Wilmington Trust Company, as Trustee, for Floating Rate Junior Subordinated Deferrable Interest Debentures dated as of April 28, 2006

10.3	Guarantee Agreement between Texas Capital Bancshares, Inc. and Wilmington Trust Company, dated as of April 28, 2006

SIGNATURE
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2006	TEXAS CAPITAL BANCSHARES, INC.
	By:	/s/ Peter B. Bartholow
Peter B. Bartholow
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Amended and Restated Declaration of Trust for Texas Capital Statutory Trust IV by and among Wilmington Trust Company, as Institutional Trustee and Delaware Trustee, Texas Capital Bancshares, Inc. as Sponsor, and the Administrators named therein, dated as of April 28, 2006

10.2	Indenture between Texas Capital Bancshares, Inc., as Issuer, and Wilmington Trust Company, as Trustee, for Floating Rate Junior Subordinated Deferrable Interest Debentures dated as of April 28, 2006

10.3	Guarantee Agreement between Texas Capital Bancshares, Inc. and Wilmington Trust Company, dated as of April 28, 2006